WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.

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EXHIBIT NO. 27:  FINANCIAL DATA SCHEDULE

Article 5

This schedule contains summary financial information extracted from the Form 10-Q of Alcan Aluminium Limited for the quarter ended 31 March 1999 and is qualified in its entirety by reference to such financial statements.

Multiplier 1,000,000


Period-Type                                 3-Mos.
Fiscal-Year-End                        Dec-31-1999
Period-Start                           Jan-01-1999
Period-End                           March-31-1999
Cash                                           623
Securities                                       0
Receivables                                  1,431
Allowances                                       0
Inventory                                    1,275
Current-Assets                               3,329
PP&E                                        12,127
Depreciation                                 6,391
Total-Assets                                 9,601
Current-Liabilities                          1,446
Bonds                                        1,499
Preferred-Mandatory                              0
Preferred                                      160
Common                                       1,207
Other-SE                                     3,869
Total-Liability-and-Equity                   9,601
Sales                                        1,822
Total-Revenues                               1,841
CGS                                          1,468
Total-Costs                                  1,468
Other-Expenses                                 118
Loss-Provision                                   0
Interest-Expense                                22
Income-Pretax                                   76
Income-Tax                                      34
Income-Continuing                               38
Discontinued                                     0
Extraordinary                                    0
Changes                                          0
Net-Income                                      38
EPS-Primary                                   0.16
EPS-Diluted                                   0.16


                                       18

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